Exhibit 10.7

ENGLISH TRANSLATION

Factory Premises Rental Agreement

Leaser (Party A): Kunshan Huixia Metals Manufacturing Co., Ltd.

Business License Number: XXX

Address: XXX

Zip Code: XXX

Legal Representative: XXX

Tel: XXX

Leasee (Party B): Broadway Precision Industrial (Kunshan) Ltd.

Business License Number: XXX

Address: XXX

Zip Code: XXX

Legal Representative: Kin Sun Sze-To

Tel: XXX

In witness whereof:

1.	Party A has obtained the use right on the land located at 88 Chang Shun Road, Chang Po Town, Kunshan City (hereinafter referred to as the land) for industrial purposes and built workshops on the land (hereinafter referred to as the factory premises) and is willing to rent them to Party B;
2.	Party B agrees to take the rent of the factory premises on the land.

Party A and Party B come into an agreement on the rental of the factory premises and supporting facilities through negotiations according to relative laws of People’s Republic of China. The details of the Agreement are as per the following:

Article 1. Location, Area and Business Purposes of the Land and Factory Premises

1.	The land and factory premises of which the use right belongs to Party A is located at 88 Chang Shun Road, Chang Po Town, Kunshan City. The land covers an area of 7,141.5 square meters; and the factory premises is owned by Kunshan Huixia Metals Manufacturing Co., Ltd and covers an area of 8,191 square meters;
2.	The factory premises shall be used as workshop, guard room, power distribution room by Party B. Without the prior consent from Party A, Party B shall not transfer the factory premises to other functions. Any procedures required by such transfer shall be submitted to the administration by Party B and the costs incurring from such transfer shall be paid by Party B;
3.	The factory premises shall be managed by Party B solely.

Article 2. Rental Period

1.	The rental period of the factory premises shall be 10 years from August 10, 2008 to August 10, 2018, which shall be split into two five-year.

Note: The first five years from August 10, 2008 to August 10, 2013 shall be the mandatory rental period and the second year from August 11, 2013 to August 10, 2018 shall be optional rental period;

2.	After the rental period expires, Party B shall have the priority on the leasehold under the same conditions. Both parties shall negotiate the conditions and come into a new rental agreement on rental issues at the time.

Article 3. Delivery of the Factory Premises

1.	Delivery

Within 10 days after the Agreement comes into effect, Party A shall deliver the factory premises under the current conditions to Party B and Party B shall agree to take the rent of the factory premises and facilities under the current conditions. Both parties shall sign the equipment interchange receipt to confirm the conditions of the infrastructures and can attach pictures. The conditions of facilities that are delivered by stage shall be confirmed accordingly.

2.	Date of Rent Inception and Agreement Validation

The date of the rent inception and agreement validation shall be the effective date in the business license of Party B or the other date agreed by both parties.

3.	Deposit

Party B shall pay RMB 71,159 to Party A as the deposit, which shall be refunded to Party B unconditionally within 5 days after Party B pays off the rental, property management fee and other expenses incurring from the renting and returns the factory premises and fulfills other responsibilities stated in the Agreement when the rental period is due.

Article 4. Rental and Other Expenses

1.	Rental

The monthly rental shall be RMB 72,275 in the first five years from August 10, 2008 to August 10, 2013, during which relative taxes shall be covered by Party A. The monthly rental shall be increased by 10% on the base of 72,275 in the second five years from August 11, 2013 to August 10, 2018. Provided that Party B intends to expand the rental period after August 10, 2018, the rental shall be determined through negotiations by both parties according to the market price at the time;

2.	Property Management Fee

The property management shall be charged according to the government-specified price and paid by Party B.

3.	Besides relative taxes, other expenses that incur from renting the factory premises and is collected by the government during the rental period shall be paid by Party B.
4.	The water bill, electricity bill and other expenses incurring from using the factory premises shall be paid by Party B.

Article 5. Payment of Rental and Other Expenses

1.	Within 10 days after the Agreement is signed, Party B shall pay the rental of the first six months to Party A and then pay the six-month rental every six month to the hereunder bank account specified by Party A or in other ways agreed by both parties in written. Party A shall provide the tax invoice with the amount of RMB 72,275 accepted by the tax bureau to Party B every month.

Bank: XXX

Account Number: XXX

The penalty shall incur from the overdue rental against Party B, which shall be Overdue Days*Total Overdue Amount*3% of annual interests of the unpaid。

2.	Party B shall pay the property management fee of the month no later than the 10th every month according to the Clause 4.2. The overdue property management fee shall incur penalty against Party B to Party A according to the relative governmental regulations.
3.	Party A shall be responsible for handling the procedures of expanding power supply capacity and the cost arising from it shall be covered by Party B. Because Party B pays for all the cost of installing the transformer, the transformer shall belong to Party B and Party B shall be entitled to remove the transformer when the Agreement expires.
4.	Other expenses incurring form using the factory premises by Party B shall be directly paid to the third party by Party B.

Article 6. Transfer of the Factory Premises

1.	During the rental period herein, provided that Party A intends to transfer the factory premises partly or entirely, Party A shall inform Party B at least six month ahead of the selling and ensure that the transferee will fulfill the Agreement. Party B shall have the priority of purchasing the factory premises under the same conditions. The transfer of the ownership of the factory premises shall not influence the effectiveness of the Agreement.

Article 7. Maintenance and Repairs of Factory Premises and Supporting Facilities

1.	During the rental period, Party A shall be in obligations to repair the factory premises. Party B shall be entitled to require Party A to take repairs within seven days. When Party A fails to take the timely repairs, Party B shall do it solely and the cost arising from such repairs shall be deducted from the rental of the month.
2.	During the rental period, Party B shall have the exclusive use right on the factory premises and supporting facilities, be responsible for the maintenance and repairs of supporting facilities within the factory premises and guarantee that the supporting facilities shall be returned in good conditions together with the factory premises to Party A when the Agreement expires.
3.	Any damages of the factory premises and/or the supporting facilities caused by improper operations by Party B shall be repaired by Party B under Party B’s payment.

Article 8. Fire Safety

1.	Party B shall strictly follow relative regulations of Fire Control Law of People’s Republic of China and terms of the Agreement and shall give its best supports to Party A on fire preventions; and otherwise, shall bear all responsibilities and losses arising from Party B’s breach of them.
2.	Class 1 Temporary Fire Operations (including electrical welding, gas welding) must obtain the prior approvals from the fire fighting department.
3.	Party B shall deploy the fire extinguishers within the factory premises according to relative regulations and the fire fighting equipment shall not be used for any other purposes.
4.	Party A shall provide the existing fire fighting equipment and fire control conformance certificate of the plant area and Party B shall be fully responsible for the fire safety within the factory premises according to the relative regulations of fire fighting department. With prior notice in written, Party A shall have rights to inspect the fire safety within the factory premises at the time agreed by both Parties. Party B shall not deny or delay such notice.

Article 9. Insurance Liability

1.	The insurance of the leased real estate, supporting facilities and properties in the leased real estate and all other compulsory insurances (including the liability insurance) during the rental period stated above shall be purchased by Party B. Any losses and/or responsibilities caused by the absence of purchasing such insurances shall fall on Party B.

Article 10. Property Management

1.	Party B shall be responsible for cleaning the factory premises up and moving out completely on or before the date that the Agreement expires or terminates. Provided that Party B fails to do such cleaning, any costs incurring from such cleaning by Party A shall be covered by Party B.
2.	When using the factory premises, Party B shall strictly abide by laws of People’s Republic of China, regulations of Jiangsu Province and relative property management of Party A. Any breach of above shall incur responsibilities against Party A. Provided that Party B’s illegal usage of the factory premises influences other users around, Party B shall be responsible the losses arising from such breach.

Article 11. Decoration

1.	Without the consent from Party A for the decorations and/or reconstructions plan on the leased real estate hereof submitted by Party B, no decorations and/or reconstructions shall be allowed; and Party B shall solely obtain the approvals from the local administrations, if any, and cover the costs arising from it;
2.	When the Agreement expires or is terminated due to breach of Party B, Party B shall take the transformer, injection molding machine and office equipment. The ownership of other immovable fixtures shall be transferred to Party A unconditionally.
3.	Upon the termination of this Agreement due to Party A’s breach, Party B shall solely remove the removable fixtures of the decorations and/or reconstructions such as transformers, injection molding machine and office equipment; and Party A shall compensate the decorations and/or reconstructions that are not removable at the estimated marketing prices. When Party A and Party B fail to reach an agreement on pricing the decorations and/or reconstructions hereof, the prices estimated by the qualified appraisal firm shall be final.
4.	The engineering costs of elevator well upto third floor shall fall on Party A, while the installation costs of the elevator shall fall on Party B.

Article 12. Sublease of the Factory Premises

1.	During the rental period, with the prior consent from Party A, Party B shall be authorized to sublease the entire or partial factory premises to the third party; and rights and obligations of both parties stated in the Agreement shall not be redefined because of the sublease by Party B.

Article 13. Commitments and Undertakes from Party A

1.	Party A guarantees that it is the legal sole owner of the land use right and has the right to rent the land and the real estate to Party B.
2.	Party A guarantees that it has the land use right and has paid the former land owner all relative expenses; and the land hereof is under no mortgage, foreclosure or restrictions from the rights of third party;

3.	Party A guarantees that it is the legal owner of the land and the land hereof is under no mortgage, foreclosure or restrictions from the rights of third party;
4.	Party A guarantees that it has the right to rent the real estate and the land hereof to Party B and such renting complies with relative laws of People’s Republic of China and regulations of Jiangsu Province and damages no legal interests or rights of any third party;
5.	Party A guarantees that the quality of the leased real estate and supporting facilities hereof complies with the relative national standards for constructions and those for supporting facilities; and that no such defects that can influence the functions and performances of the workshop and/or the supporting facilities exist;
6.	Party A guarantees that such infrastructures as roads leading out, power supply and water supply comply with the requirements of Party B; and no defects that can influence the routine productions and operations of Party B exist;
7.	Party A guarantees that it will give its best supports to Party B on obtaining legal certificates (such as business license, environment conformance certificate) and all costs arising from such procedures shall fall on Party B. Party A shall actively support the legal operations of Party B and take active measures to create good public security out of the plant area hereof;
8.	Party A shall provide all legal evidences (e.g. property ownership certificate) to prove its ownership on the land and leased real estate hereof before the signing of this Agreement and copies of such evidences shall be maintained by Party B for record.

Article 14. Liabilities for Breach of Agreement

Neither party shall be entitled to be in breach of the Agreement. Either party in breach that causes the Agreement to be terminated or un-executable shall pay another 3-month rental plus management fee to the other as the compensation.

1.	Liabilities of Party A for Breach of Agreement

Any actions in breach of Party A shall entitle Party B of the rights to suspend to pay the relative payable(s) and require Party A to fulfill its obligations stated in the Agreement within thirty days; and the complete or partial failure to fulfill the obligations by Party A shall entitle Party B to terminate the Agreement.

2.	Liabilities of Party B for Breach of Agreement

Any payment of the payables that is overdue more than 30 days shall entitle Party A to terminate the Agreement.

Article 15. Exceptions

1.	Clause 2 in this Agreement shall be executed when the failure to fulfill the Agreement by Party A is caused by the government’s modifications on rental related laws and/or regulations or other government’s actions;
2.	In case that one or both parties are impossible to perform the duties provided herein on account of force majeure such as earthquake, war or other force majeure, the Party (or parties) in contingency shall inform the other party (or each other) of the situations immediately by mails or faxes and provide the details of the force majeure and documentary evidences proving that the agreement execution shall not be enforceable entirely or partly or be delayed released by the local accrediting agency of the area in the contingency within 30 days. Other strong evidences shall be as valid as the above mentioned documentary evidence from other local accrediting agency. The party or parties shall be exempted from duties due to this Clause herein.

Article 16. Termination of Agreement

1.	If both parties fail to reach an agreement on expanding the rental when the Agreement expires or terminates, Party B shall move out of the factory premises and return it to Party B on or before the date of expiration or termination. The rental shall be doubled in the overdue days. However, Party A shall have rights to claim its written denies accepting the doubled rental and shall take the factory premises back without caring items in it.

Article 17. Advertisement

1.	Any establishment of a billboard by Party B on the body of the factory premises must be with a prior registration to and approval from the local government according to relative regulations; and any establishment of a billboard by Party B around the body of the factory premises must be with the consent from Party A and follow relative governmental regulations.

Article 18. Relative Taxes and Dues

1.	According to relative national and local laws and regulations, all taxes and dues related to the land and the factory premises shall be paid by Party A solely. Party A shall be responsible for relative registration procedures and pay the expenses incurred.

Article 19. Notice

1.	The notice that is delivered according to the Agreement, document submission by both parties and the notice and requirements related to the Agreement shall be in written. Mails from Party A to Party B or from Party B to Party A or faxes shall be deemed as delivered. The registered mail shall be deemed as delivered after 7 days; and the delivery in person shall be deemed as delivered.

Article 20. Settlement of Disputes

1.	Any disputes arising from the execution of this Agreement or related to this Agreement shall be settled through negotiations by both parties. If such settlements are failed to reach, the disputes shall be submitted to Arbitration Commission of Kunshan, Jiangsu Province for arbitration which will be final for both parties.

Article 21. Effectiveness of Agreement

1.	The Agreement shall be registered and filed to the Real Estate Management Office and the expenses incurring from this shall be paid by Part A.

Article 22. Others

1.	The matters that are not stated in the Agreement shall be negotiated by both Parties and can be recorded the supplemental agreement.
2.	The Agreement is made out in four original copies which have the same legal effects. Party A and Party B shall hold two of them separately.
3.	The Agreement shall come into effect upon the signatures and seals of both parties, receipt of the down deposit from Party B and obtainment of the business license by Party B.

Party A (Seal): (Seal of Kunshan Huixia Metals Manufacturing Co., Ltd.)

Representative (Signature): (Signed)

Party B (Seal): (Seal of Broadway Precision Industrial (Kunshan) Ltd.)

Representative (Signature): (/s/ Kin Sun Sze-To, Chief Executive Officer)

Witness (Seal):

Representative (Signature):

Signed on: August 26, 2008

Factory Premises Rental Agreement

Leaser (Party A): Village Committee of Jinhua Village, Zhangpu Town, Kunshan City

Organization Code: XXX

Address: XXX

Legal Representative: XXX

Tel: XXX

Leasee (Party B): Broadway Precision Industrial (Kunshan) Ltd.

Business License: XXX

Address: XXX

Zip Code: XXX

Legal Representative: Kin Sun Sze-To

Tel: XXX

In witness whereof:

1.	Party A has obtained the use right on a land located at 168 Chang Shun Road, Chang Po Town, Kunshan City (hereinafter referred to as the land) for industrial purposes and built four workshops on the land (hereinafter referred to as the factory premises) and is willing to rent them to Party B;
2.	Party B agrees to take the rent of the factory premises on the land.

Party A and Party B come into an agreement on the rental of the factory premises and supporting facilities through negotiations according to relative laws of People’s Republic of China. The details of the Agreement are as per the following:

Article 1. Location, Area and Business Purposes of the Land and Factory Premises

1.	The land and factory premises of which the use right belongs to Party A is located in No.4 Workshop, 168 Chang Shun Road, Chang Po Town, Kunshan City. The land covers an area (i.e. land size of No. 4 Workshop) of 3,500 square meters; and the factory premises covers an area of 4,500 square meters;
2.	The factory premises shall be used as workshop and power distribution room by Party B. Without the prior consent from Party A, Party B shall not transfer the factory premises to other functions. Any procedures required for such transfer shall be submitted to the administration by Party B and the costs incurring from such transfer shall be paid by Party B;
3.	The factory premises shall be managed by Party B solely.

Article 2. Rental Period

1.	The rental period of the factory premises shall be 9 years from March 1, 2010 to March 1, 2019, which shall be split into two periods.

Note: The first period from March 1, 2010 to March 1, 2014 shall be the mandatory rental period; and the second period from March 1, 2014 to March 1, 2019 shall be optional rental period.

2.	After the rental period expires, Party B shall have the priority on the leasehold under the same conditions. Both parties shall negotiate the renewal conditions and come into a new rental agreement on rental issues.

Article 3. Delivery of the Factory Premises

1.	Before the Agreement is signed, Party A shall provide copies of its legal house ownership certificate, building inspection and acceptance report, fire-control conformance certificate, land use certificate, approval on environment-protection request and other legal documents related to the building.
2.	Delivery

Within 10 days after the Agreement comes into effect, Party A shall deliver the factory premises under the current conditions to Party B and Party B shall agree to take the rent of the factory premises and facilities under the current conditions. Both parties shall sign the equipment interchange receipt to confirm the conditions of the infrastructures and can attach pictures. The conditions of facilities that are delivered by stage shall be confirmed accordingly.

3.	Date of Rent Inception and Agreement Validation

The commencement date of the rental and the effective date of the Agreement should be agreed by both Parties, and shall be recorded in written.

4.	Deposit

After the Agreement is signed, Party B shall pay RMB 54,000 (RMB FIFTY-FOUR THOUSAND) to Party A as the deposit which shall be refunded to Party B unconditionally within 5 days after Party B pays off the rental, property management fee and other expenses incurring from the renting and returns the factory premises and fulfills other responsibilities stated in the Agreement when the rental period is due.

Article 4. Rental and Other Expenses

1.	The annual rental (tax included) shall be fixed at RMB 648,000 (RMB SIX HUNDRED AND FOURTY-EIGHT THOUSAND) from March 1, 2010 to March 1, 2014, during which the relative taxes shall be paid by Party A. If Party B continues to rent the factory premises after March 1, 2014, the annual rental shall be increased by 10% (RMB 648,000*10%+RMB 648,000=RMB 712,800) to be RMB 712,800 (SEVEN HUNDRED TWELVE THOUSAND AND EIGHT HUNDRED) (tax included). However, Party B shall enjoy a rent-free month for the decoration of the workshop if it is extended for the second period . If Party B intends to extend the rental period after March 1, 2019, the rental shall be negotiated by both parties.
2.	The water bills and electricity bills during the rental period shall be paid by Party B.

Article 5. Payment of Rental and Other Expenses

1.	Upon the effectiveness of Agreement, Party B shall pay the first six-month rental of RMB 270,000 (a deduction due to one rent-free month for decoration in the first half year) within 10 days after Party A provides the house ownership certificate, land certificate, fire-control conformance certificate, approval on environment-protection request; and then shall pay the rental every six months to the bank account specified by Party A. Party A shall provide the tax invoices accepted by the tax bureau and pay the taxes.

Bank: XXX

Bank Account: XXX

2. The penalty shall incur from the overdue rental against Party B, which shall be Overdue Days*Total Overdue Amount*3% of annual interests of the unpaid.

3. Party A shall be responsible for handling the procedures of applying to install a 315KVA transformer for Party B’s uses and the cost arising from it shall be covered by Party B.

4. Party B shall not remove the transformer stated above and shall transfer the ownership of the transformer to Party A unconditionally when Party B surrenders the rental.

Article 6. Transfer of the Factory Premises

1.	During the rental period herein, provided that Party A intends to transfer the factory premises partly or entirely, Party A shall inform Party B at least six month ahead of the selling and ensure that the transferee will fulfill the Agreement. Party B shall have the priority of purchasing the factory premises under the same conditions. The transfer of the ownership of the factory premises shall not influence the effectiveness of the Agreement.

Article 7. Maintenance and Repairs of Factory Premises and Supporting Facilities

1.	During the rental period, Party A shall be in obligations to repair the factory premises. Party B shall be entitled to require Party A to take repairs within seven days. When Party A fails to take the timely repairs, Party B shall do it solely and the cost arising from such repairs shall be deducted from the rental of the month.
2.	During the rental period, Party B shall have the exclusive use right on the factory premises and supporting facilities, be responsible for the maintenance and repairs of supporting facilities within the factory premises and guarantee that the supporting facilities shall be returned in good conditions together with the factory premises to Party A when the Agreement expires.
3.	Any damages of the factory premises and/or the supporting facilities caused by improper operations by Party B shall be repaired by Party B under Party B’s payment.

Article 8. Fire Safety

1.	Party B shall strictly follow relative regulations of Fire Control Law of People’s Republic of China and terms of the Agreement and shall give its best supports to Party A on fire preventions; and otherwise, shall bear all responsibilities and losses arising from Party B’s breach of them.
2.	Class 1 Temporary Fire Operations (including electrical welding, gas welding) must obtain the prior approvals from the fire fighting department.
3.	Party B shall deploy the fire extinguishers within the factory premises according to relative regulations and the fire fighting equipment shall not be used for any other purposes.
4.	Party A shall provide the existing fire fighting equipment and fire control conformance certificates of the plant area and Party B shall be fully responsible for the fire safety within the factory premises according to the relative regulations of fire fighting department. With prior notice in written, Party A shall have rights to inspect the fire safety within the factory premises at the time agreed by both Parties. Party B shall not deny or delay such notice.

Article 9. Insurance Liability

1.	The insurance of the leased real estate, supporting facilities and properties in the leased real estate and all other compulsory insurances (including the liability insurance) during the rental period stated above shall be purchased by Party B. Any losses and/or responsibilities caused by the absence of purchasing such insurances shall fall on Party B.

Article 10. Property Management

1.	Party B shall be responsible for cleaning the factory premises up and moving out completely on or before the date that the Agreement expires or terminates. Provided that Party B fails to do such cleaning, any costs incurring from such cleaning by Party A shall be covered by Party B.
2.	When using the factory premises, Party B shall strictly abide by laws of People’s Republic of China, regulations of Jiangsu Province and relative property management of Party A. Any breach of above shall incur responsibilities against Party A. Provided that Party B’s illegal usage of the factory premises influences other users around, Party B shall be responsible for the losses arising from such breach.

Article 11. Decoration

1.	The first month (from March 1, 2010 to March 31, 2010) of the rental period shall be rental free for Party B to decorate the workshop;
2.	Without the consent from Party A for the decorations and/or reconstructions plan on the leased real estate hereof submitted by Party B, no decorations and/or reconstructions shall be allowed; and Party B shall solely apply to and obtain the approvals from the local administrations, if any, and cover the costs arising from it;
3.	When the Agreement expires or is terminated due to breach of Party B, Party B shall take the injection molding machine and office equipment. The ownership of other immovable fixtures shall be transferred to Party A unconditionally.
4.	Upon the termination of this Agreement due to Party A’s breach, Party B shall solely remove the removable fixtures of the decorations and/or reconstructions like transformers, injection molding machine and office equipment; and Party A shall compensate the decorations and/or reconstructions that are not removable at the estimated marketing prices. When Party A and Party B fail to reach an agreement on pricing the decorations and/or reconstructions hereof, the prices estimated by the qualified appraisal firm shall be final.
5.	The engineering costs of elevator well shall fall on Party A; and the installation cost of the elevator shall fall on Party B. Note: Party B shall not remove the elevator and shall transfer the ownership of the elevator to Party B unconditionally when surrendering the rental.

Article 12. Sublease of the Factory Premises

1.	During the rental period, with the prior consent from Party A, Party B shall be authorized to sublease the entire or partial factory premises to the third party; and rights and obligations of both parties shall not be redefined because of the sublease by Party B.

Article 13. Commitments and Undertakes from Party A

1.	Party A guarantees that it is the legal sole owner of the land use right and has the right to rent the land and the real estate to Party B.
2.	Party A guarantees that it has the land use right and paid the former land owner all relative expenses; and the land hereof is under no mortgage, foreclosure or restrictions from the rights of third party;
3.	Party A guarantees that it is the legal owner of the land and the land hereof is under no mortgage, foreclosure or restrictions from the rights of third party;

4.	Party A guarantees that it has the right to rent the real estate and the land hereof to Party B and such renting complies with relative laws of People’s Republic of China and regulations of Jiangsu Province and damages no legal interests or rights of any third party;
5.	Party A guarantees that the quality of the leased real estate and supporting facilities hereof complies with the relative national standards for constructions and those for supporting facilities; and that no such defects that can influence the functions and performances of the workshop and/or the supporting facilities exist;
6.	Party A guarantees that such infrastructures as roads leading out, power supply and water supply comply with the requirements of Party B; and no defects that can influence the routine productions and operations of Party B exist;
7.	Party A guarantees that it will give its best supports to Party B on obtaining legal certificates (such as business license, environment conformance certificate) and all cost arising from such procedures shall fall on Party B. Party A shall actively support the legal operations of Party B and take active measures to create good public security out of the plant area hereof;

Article 14. Liabilities for Breach of Agreement

Neither party shall be entitled to be in breach of the Agreement. Either party in breach shall inform the other at least 180 days ahead and pay another 2-month rental to the other within 10 days after the Agreement terminates.

1.	Liabilities of Party A for Breach of Agreement

Any actions in breach of Party A shall entitle Party B of the rights to suspend to pay the relative payable(s) and require Party A to fulfill its obligations stated in the Agreement within thirty days; and the complete or partial failure to fulfill the obligations by Party A shall entitle Party B to terminate the Agreement.

2.	Liabilities of Party B for Breach of Agreement

Any payment of the payables that is overdue more than 30 days by Party B shall entitle Party A to terminate the Agreement.

Article 15. Exceptions

1.	Clause 2 in this Agreement shall be executed when the failures to fulfill the Agreement by Party A is caused by the government’s modifications on rental related laws and/or regulations or other government’s actions;
2.	In case that one or both parties are impossible to perform the duties provided herein on account of force majeure such as earthquake, war or other force majeure, the Party (or parties) in contingency shall inform the other party (or each other) of the situations immediately by mails or faxes and provide the details of the force majeure and documentary evidences proving that the agreement execution shall not be enforceable entirely or partly or be delayed released by the local accrediting agency of the area in the contingency within 30 days. Other strong evidences shall be as valid as the above mentioned documentary evidence from other local accrediting agency. The party or parties shall be exempted from duties due to this Clause herein.

Article 16 Termination of Agreement

1.	If both parties fail to reach an agreement on expanding the rental when the Agreement expires or terminates, Party B shall move out of the factory premises and return it to Party B on or before the date of expiration or termination. The rental shall be doubled in the overdue days. However, Party A shall have rights to claim its written denies accepting the doubled rental and shall take the factory premises without caring items in it.

Article 17. Advertisement

1.	Any establishment of a billboard by Party B on the body of the factory premises must be with a prior registration to and approval from local government according to relative regulations; and any establishment of a billboard by Party B around the body of the factory premises must be with the consent from Party A and follow relative governmental regulations.

Article 18. Relative Taxes and Dues

1.	According to relative national and local laws and regulations, all taxes and dues related to the land and the factory premises shall be paid by Party A solely. Party A shall be responsible for relative registration procedures and pay the expenses incurred.

Article 19. Notice

1.	The notice that is delivered according to the Agreement, document submission by both parties and the notice and requirements related to the Agreement shall be in written. Mails from Party A to Party B or from Party B to Party A or faxes shall be deemed as delivered. The registered mail shall be deemed as delivered after 7 days; and the delivery in person shall be deemed as delivered.

Article 20. Settlement of Disputes

1.	Any disputes arising from the execution of this Agreement or related to this Agreement shall be settled through negotiations by both parties. If such settlements are failed to reach, the disputes shall be submitted to Arbitration Commission of Kunshan, Jiangsu Province for arbitration which will be final for both parties.

Article 21. Effectiveness of Agreement

1.	The Agreement shall be registered and filed to the Real Estate Management Office and the expenses incurring from this shall be paid by Part A.

Article 22. Others

1.	The matters that are not stated in the Agreement shall be negotiated by both Parties and can be recorded the supplemental agreement.
2.	The Agreement is made out in four copies, each of which shall be held by Party A and Party B and shall have the same legal effects.
3.	The Agreement shall come into effect on the date agreed by both parties after it is signed.

Party A (Seal): (Seal) (Siged)

Representative (Signature):

Party B (Seal): (Seal of Broadway Precision Industrial (Kunshan) Ltd.)

Representative (Signature): (/s/Kin Sun Sze-To, Chief Executive Officer)

January 10, 2010